UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported):  July 27, 2009

CNS RESPONSE, INC.
(Exact name of Company as specified in its charter)

Delaware	0-26285	87-0419387
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2755 Bristol Street, Suite 285
Costa Mesa, CA 92626
(Address of principal executive offices)

(714) 545-3288
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events.

On July 27, 2009, CNS Response, Inc. (the “Company”)  sent a letter from its Chairman and CEO, George Carpenter, to the Company’s stockholders concerning certain filings made with the Securities and Exchange Commission by Leonard Brandt, a stockholder, current director and former Chief Executive Officer of the Company and related matters.  The letter also will be posted on the Company’s website and may be distributed via email.

The form of letter is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits.

(d)       Exhibits

The following exhibit is filed herewith:

99.1	Letter to Shareholders from George Carpenter dated July 27, 2009.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNS Response, Inc.

	By:	/s/ George Carpenter
July 27, 2009		George Carpenter
Chief Executive Officer

Exhibit Index

99.1	Letter to Shareholders from George Carpenter dated July 27, 2009.